Exhibit 99.1

ALPINE 4 TECHNOLOGIES, LTD.
and QUALITY CIRCUIT ASSEMBLY, INC.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

Table of Contents
Page

Pro Forma Consolidated Financial Statements:

Pro Forma Consolidated Balance Sheet as of March 31, 2016	PF-2

Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2016	PF-3

Pro Forma Consolidated Statements of Operations for the year ended December 31, 2015	PF-4

Notes to Pro Forma Consolidated Financial Statements (unaudited)	PF-5

ALPINE 4 TECHNOLOGIES, LTD. and QUALITY CIRCUIT ASSEMBLY, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
as of MARCH 31, 2016
(unaudited)

			Pro forma		Pro forma
	Alpine 4	QCA	Adjustments		Consolidated

ASSETS

CURRENT ASSETS:
Cash	$342,786	$222,825	$(22,825)	a	$542,786
Accounts receivable	179	1,095,419	-		1,095,598
Inventory	222,930	949,785	-		1,172,715
Prepaids	-	53,535	-		53,535
Total current assets	565,895	2,321,564	(22,825)		2,864,634

NON-CURRENT ASSETS:
Property, plant and equipment	-	1,356,711	(99,826)	a	1,256,885
			3,895,000	b	3,895,000
Less: Accumulated depreciation	-	(1,223,940)	1,223,940	a	-
Net Property, plant and equipment	-	132,771	5,019,114		5,151,885
Intangibles	150,000	-	150,000	a	300,000
Less: Accumulated depreciation	(8,333)	-	-		(8,333)
Net Intangibles	141,667	-	150,000		291,667
Deposits and other assets	-	-	546,667	c	546,667
Goodwill	-	-	2,440,760	a	2,440,760
Total non-current assets	141,667	132,771	8,156,541		8,430,979

TOTAL ASSETS	$707,562	$2,454,335	$8,133,716		$11,295,613

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$504,822	$652,628	$-		$1,157,450
Credit Card payable	-	-	-		-
Accrued expenses	12,500	141,444	-		153,944
Deferred revenue	998	202,049	(202,049)	a	998
Short-term debt	-	-	117,766	a	117,766
			740,098	d	740,098
Notes payable, related parties	108,635	-	-		108,635
Advances from related parties	342,500				342,500
Financing Obligation Lease S/T			59,456	b	59,456
Convertible notes payable, net of discount of $162,422 (including related parties of $0)	131,928	-			131,928
Total current liabilities	1,101,383	996,121	715,271		2,812,775

NON-CURRENT LIABILITIES:
Long-term debt	-	-	1,882,234	a	1,882,234
			169,223	d	169,223
Financing Obligation Lease L/T			6,590,544	b	6,590,544
Deferred tax liability		25,327	320,983	a	346,310
Total non-current liabilities	-	25,327	8,962,984		8,988,311

TOTAL LIABILITIES	1,101,383	1,021,448	9,678,255		11,801,086

STOCKHOLDERS' EQUITY/(DEFICIT):
Preferred stock, $0.0001 par value, 5,000,000 shares authorized, none issued and outstanding	-	-	-		-
Class A Common stock, $0.0001 par value, 500,000,000 shares authorized, 5,869,981 and 8,505,039 shares issued and outstanding	587	-	75	e	662
Class B Common stock, $0.0001 par value, 100,000,000 shares authorized, 1,600,000 and 0 shares issued and outstanding	160	-	-		160
QCA Common stock	-	240,000	(240,000)	a	-
Dividends	-	(129,253)	129,253	a	-
Additional paid-in capital	13,904,881	-	637,425	e	14,542,306
Accumulated earnings/(deficit)	(14,299,449)	1,322,140	(1,322,140)	a	(14,299,449)
			(637,500)	e	(637,500)
			(111,652)	f	(111,652)
Total stockholders' equity/(deficit)	(393,821)	1,432,887	(1,544,539)		(505,473)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$707,562	$2,454,335	$8,133,716		$11,295,613

The accompanying notes are an integral part of these unaudited financial statements.

ALPINE 4 TECHNOLOGIES, LTD. and QUALITY CIRCUIT ASSEMBLY, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2016
(unaudited)

			Pro forma
	Alpine 4	QCA	Adjustments		Consolidated

Revenue	$7,115	$1,788,654	$		$1,795,769
Cost of revenue	82	1,337,083			1,337,165
Gross Profit	7,033	451,571		-	458,604

Operating expenses:
General and administrative expenses	167,148	490,091			657,239
Depreciation	-	33,492			33,492
Total operating expenses	167,148	523,583		-	690,731
Income/(Loss) from operations	(160,115)	(72,012)		-	(232,127)

Other expenses
Interest expense	(130,120)	456			(129,664)
Total other expenses	(130,120)	456		-	(129,664)

Income/(Loss) before income tax	(290,235)	(72,468)		-	(362,703)

Income tax	-	(31,770)			(31,770)

Net Income/(Loss)	$(290,235)	$(40,698)		$-	$(330,933)

Weighted average shares outstanding :
Basic	16,705,956	-			16,705,956
Diluted	16,705,956	-			16,705,956

Loss per share
Basic	$(0.02)	$-	$		$(0.02)
Diluted	$(0.02)	$-	$		$(0.02)

The accompanying notes are an integral part of these unaudited financial statements.

ALPINE 4 TECHNOLOGIES, LTD. and QUALITY CIRCUIT ASSEMBLY, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
(UNAUDITED)

			Pro forma		Pro forma
	Alpine 4	QCA	Adjustments		Consolidated

Revenue	$21,840	$7,513,844	$		$7,535,684
Cost of revenue	1,170	5,736,354			5,737,524
Gross Profit	20,670	1,777,490		-	1,798,160

Operating expenses:
General and administrative expenses	13,293,644	1,404,526			14,698,170
Depreciation	-	100,280			100,280
Total operating expenses	13,293,644	1,504,806		-	14,798,450
Income/(Loss) from operations	(13,272,974)	272,684		-	(13,000,290)

Other expenses
Interest expense	(131,006)	2,064			(128,942)
Loss/(Gain) on disposal of fixed assets		(34,062)
Total other expenses	(131,006)	(31,998)		-	(128,942)

Income/(Loss) before income tax	(13,403,980)	304,682		-	(13,099,298)

Income tax	-	197,386			197,386

Net Income/(Loss)	$(13,403,980)	$107,296		$-	$(13,296,684)

Weighted average shares outstanding :
Basic	7,773,850	-			7,773,850
Diluted	7,773,850	-			7,773,850

Loss per share
Basic	$(1.72)	$-	$		$(1.71)
Diluted	$(1.72)	$-	$		$(1.71)

The accompanying notes are an integral part of these unaudited financial statements.

ALPINE 4 TECHNOLOGIES, LTD.
and QUALITY CIRCUIT ASSEMBLY, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

Note 1 – Basis of Presentation

On April 1, 2016, Alpine 4 Technologies, Ltd. ("Alpine 4") and Quality Circuit Assembly, Inc. ("QCA"), entered into a Stock Purchase Agreement whereby Alpine 4 acquired 100% of the issued and outstanding shares of common stock of QCA.  On July 29, 2016, Alpine 4 effected a reverse stock split at a ratio of one (1) new share for each ten (10) old shares of Alpine 4's Class A and Class B Common Stock.  The financial statements have been retrospectively restated to reflect the reverse split.
The accompanying pro forma consolidated balance sheets presents the accounts of Alpine 4 and QCA as if the acquisition occurred March 31, 2016.  The accompanying pro forma consolidated statement of operations presents the accounts of Alpine 4 and QCA for the three months ended March 31, 2016, and the year ended December 31, 2015, as if the acquisition occurred January 1, 2016 and 2015, respectively.  The unaudited pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements of QCA and Alpine 4.
The following adjustments would be required if the acquisition occurred as indicated above:

a
To allocate the purchase price of $5,000,000 consisting of $3,000,000 in cash and a convertible 5% interest bearing note of $2,000,000.  Conversion of  the note is not allowed for first six months and the conversion price is $10 per share of common stock.

Purchase Allocation
Cash	$200,000
Accounts Receivable	1,095,419
Inventory	930,783
Property, Plant & Equipment	1,256,885
Prepaid	53,535
Intangibles	150,000
Goodwill	2,440,760
Accounts Payable	(652,628)
Accrued Expenses	(128,444)
Deferred Tax Liability	(346,310)
$5,000,000

b.
To record the financing obligation lease of a building.  QCA closed a financing lease obligation for $7,000,000 of which $3,000,000 was used to pay the cash portion of the QCA purchase, and the balance was used to purchase a building.  QCA leased the building for 15 years at $58,000 per month in rent.  There was also a debit issuance cost of $350,000.

c.	To record restricted cash collateralizing a letter of credit of $500,000, and $46,667 rent deposit on a building which were required under the financing obligation described in note b.

d.
To record the line of credit and loan to acquire cash for purchase of QCA with a third party lender.  A line of credit was obtained on QCA's outstanding accounts receivable, inventory and equipment of $909,321.  QCA drew on the line of credit an additional $187,001 for working capital.

e.	To recordo Terry Protto for employment services and 250,000 shares of Alpine 4 Class A Common stock to a broker for fees on the building transaction, described in Note b.

f.	Adjust retained earnings for the financing obligation transaction described in Note b. Three months interest ($44,986) and depreciation ($66,666).

The unaudited consolidate pro forma financial information is presented for informational purposes only and is subject to a number of uncertainties and assumptions and do not purport to represent what QCA's actual performance or financial position would have been had the transaction occurred on the dates indicated and does not purport to indicate the financial position or result of operations as of any future date or for any future period.